SUBORDINATION AGREEMENT

         THIS SUBORDINATION AGREEMENT ("Agreement"), is made and entered into this 28th day of January, 1994, by and among GLAZIER B. PILAND ("Subordinating Creditor"); PLUMA, INC., a North Carolina corporation and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, a national banking association ("Bank");

                               W IT N E S SE T H:

         WHEREAS, Borrower and Bank are parties to that certain Third Amended and Restated Loan and Security Agreement dated May 25, 1993, as amended by First Amendment thereto dated August 2, 1993 (the "Loan Agreement"), pursuant to which, and upon the terms and subject to the conditions contained therein, Bank has agreed to extend credit to Borrower;

         WHEREAS, Borrower, contemporaneously with the execution of this Agreement, desires to incur indebtedness to the subordinating creditor in the amount of $3,398,560.88 as evidenced by a promissory note ("Subordinated Note") dated of even date herewith, a copy of such subordinated
Note being attached hereto as Exhibit A;

         WHEREAS, the Borrower desires to secure payment of the Subordinated Note with the pledge of 270,070 shares of the common stock of Borrower being acquired by Borrower from Subordinating Creditor, such security being more particularly described in that certain security agreement of even date herewith being entered into between Borrower and Subordinating Creditor (the "Security Agreement");

         WHEREAS, Borrower is precluded under Section 8.3 of the Loan Agreement from incurring the indebtedness evidenced by the Subordinated Note without the prior written consent of the
Bank;

         WHEREAS, Borrower has requested that Bank provide its written consent to the incurrence of the indebtedness evidenced by the Subordinated Note;

         WHEREAS, as a condition precedent to providing its written consent to the incurrence by Borrower of the debt evidenced by the Subordinated Note, Bank has required the execution of this Agreement by the Subordinating Creditor and the Borrower;

         NOW, THEREFORE, for and in consideration of the premises and other good and valuable considerations, the receipt and adequacy of which is hereby acknowledged, and in order to induce Bank to consent to the incurrence by Borrower of the indebtedness evidenced by the Subordinated Note, the parties do hereby agree as follows:

         1. Certain Definitions. An addition to the terms defined in the recitals hereto, the following terms shall have the following meanings for the purposes of this Agreement:

         A. "Default" shall have the meaning ascribed to such term in the Loan Agreement.



         B. "Event of Default" shall have the meaning ascribed to such term in the Loan Agreement.

         C. "Senior Debt" shall mean all "obligations" (as such term is defined in the Loan Agreement) now or hereafter owed to Bank under the Loan Agreement or otherwise without any dollar limitation, and any replacements, renewals, refundings or refinancings thereof by Bank or by any other lender.

         D. "Subordinated Indebtedness" shall mean all indebtedness now or hereafter owed to the subordinating Creditor under the Subordinated Note and any replacements, renewals, refundings or refinancings thereof.

         E. "Permitted Security Interest" shall mean the security interest of Subordinating Creditor in the Stock as such term is defined in the Security Agreement.

         2. Subordination. Subordinating Creditor covenants and agrees that the payment of the subordinated Indebtedness is expressly subordinated to the prior payment in full of all Senior Debt. subordinating Creditor further agrees that any liens or security interests other than the Permitted Security interest on Borrower's assets now or hereafter securing the Subordinated Indebtedness are subordinated in all respects to liens and security interests on Borrower's assets now or hereafter securing the Senior Debt notwithstanding the relative priorities that might otherwise be determined by applicable law.

         3. Prohibited Payments an Actions. Except as set forth in Section 4 below, Subordinating Creditor will not (a) ask, demand, sue for, take or receive from or on behalf of Borrower, by setoff or in any manner, the whole or any part of any monies which may now or hereafter be owing to Subordinating Creditor on the subordinated Indebtedness, (b) initiate, commence, participate or join with any creditor other than Bank in commencing any bankruptcy, arrangement, reorganization or, insolvency proceeding, or any other suit, action or proceeding against Borrower to enforce payment of all or any portion of the Subordinated Indebtedness, or (c) ask, demand, take or receive any security other than the Permitted Security Interest for any of the Subordinated Indebtedness, unless and until all of the Senior Debt shall have been fully paid and satisfied and the Loan Agreement is terminated in writing.

         4. Permitted Payments. Notwithstanding the provisions of Section 3, Borrower may pay the scheduled payments of interest and principal under the Subordinated Note if and so long as: (a) no Default or event of Default shall have occurred and be continuing; and (b) after giving effect to such proposed payment of Subordinated Indebtedness, no

Default or Event of Default shall occur. However, no part of the principal of, or the interest on, the Subordinated Note may be prepaid by the Borrower except by transfer of the Stock pursuant to the Security Agreement under any circumstances without the prior written consent of Bank, which consent may be given or withheld in Bank's sole discretion.

         5. Modifications of the Subordinated Indebtedness. Subordinating Creditor agrees that without Bank's prior written consent it will not (a) extend additional loans, extensions of credit or other accommodations to or for the account of Borrower; (b) purchase or extend credit upon any instrument in respect to which Borrower may be liable in any capacity; (c) amend or modify any terms of the Subordinated Note or the Security Agreement.

         6. Priority on Distribution. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Borrower or the proceeds thereof to the creditors of Borrower or of any readjustment of the obligations and indebtedness of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of Borrower's indebtedness, or the application of the assets of Borrower to the payment or liquidation thereof 1 or the dissolution or winding up of Borrower's business, or the sale of all or substantially all of Borrower's assets, then, and in such event, Bank shall first be entitled to receive payment in full of all of the senior Debt prior to the payment of all or any part of the Subordinated Indebtedness, and all payments or distributions of any assets of Borrower of any kind or character, whether in cash, property or securities, to which Subordinating creditor would be entitled, except for the provisions of this Agreement, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of Borrower being subordinated to the payment of the subordinated Indebtedness, shall be paid to Bank for application on the Senior Debt, to the extent necessary to make payment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to or for Bank.

         7. Turnover or Prohibited Transfers. If any payment, distribution or security (other than the stock) or the proceeds thereof are received by Subordinating Creditor on account of or with respect to the payment of the Subordinated Indebtedness other than is permitted in Section 4 hereof, subordinating Creditor shall receive and hold the same in trust for the benefit of Bank, and shall forthwith pay over and deliver the same to Bank in precisely the same form received (except for the endorsement or assignment of Subordinating Creditor when necessary) for application on the Senior Debt, to the extent necessary to make payment in full of all of the Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution to or for Bank.

         8. Enforcement of Agreement. If subordinating Creditor in violation of this Agreement shall initiate, commence, participate or join with any creditor other than Bank in commencing any bankruptcy, arrangement, reorganization or insolvency proceeding, or any other suit, action or proceeding against Borrower to enforce payment of all or any portion of the Subordinated Indebtedness or shall attempt to enforce, foreclose or take any other action to realize upon any security for the Subordinated Indebtedness other than the Stock, thereof and in any such event, Borrower or Bank may interpose as a defense or plea the making of this Agreement and Bank may intervene and interpose such defense in its name or in the name of Borrower, and Borrower or Bank may by virtue of this Agreement restrain the enforcement thereof in the name of Borrower or Bank.


         9. Grant of Authority. If any proceeding referred to in Section 6 above is commenced by or against Borrower, Bank is hereby irrevocably authorized and empowered (in its own name or the name of the Subordinating Creditor or otherwise), but shall have no obligation, to demand, sue for, collect and receive every payment or distribution referred to in Section 6 above and give acquittance therefor and file claims and proof or claim in any such proceeding in respect of the Subordinated Indebtedness and take such other action (including, without limitation, voting such claim or proof of claim or enforcing any security interest or lien securing payment of the Subordinated Indebtedness) as it may deem necessary or advisable for. the exercise or enforcement of any. other rights or interests or Bank hereunder. subordinating Creditor shall duly and promptly take such action as Bank may request (a) to collect the Subordinated Indebtedness for the account of Bank and to file appropriate claims or proof of claims in respect of the Subordinated Indebtedness, (b) to execute and deliver to Bank such powers of attorney, assignments or other instruments or documents, as Bank may request, in order to enable it to enforce any and all claims upon or with respect to any and all of the Subordinated Indebtedness, and
(c) to collect and receive any and all payments or distributions which may be payable or deliverable upon or with respect to the Subordinated Indebtedness.

         10. Subordinated Indebtedness Owed only to Subordinating Creditor. Subordinating Creditor warrants and represents to Bank that subordinating Creditor has not previously assigned any interest in the Subordinated indebtedness to any party, that no party owns an interest in the Subordinated Indebtedness other than subordinating creditor (whether as joint holder of the Subordinated Indebtedness, participants or otherwise), that the entire Subordinated Indebtedness is owing to Subordinating Creditor, and Subordinating Creditor covenants that the Subordinating Indebtedness shall continue to be owing only to Subordinating Creditor, unless assigned or disposed of in accordance with the terms of this Agreement as provided in Section 14 hereof.

         11. Instrument Legend. Each instrument evidencing any of the Subordinated Indebtedness, and any renewals or replacements thereof, will be inscribed with a legend conspicuously indicating that the payment, priority and enforcement thereof is subordinated to the payment in full of Senior Debt and the claims of Bank pursuant to the terms of this Agreement and copies thereof will be delivered to Bank promptly thereafter.

         12. Subrogation. After all of the Senior Debt has been paid in full and until the Subordinated Indebtedness has been paid in full, Subordinating Creditor shall be subrogated to the rights of Bank to receive payments and distributions of assets of Borrower applicable to the Senior Debt, to the extent that payments or distributions otherwise payable to Subordinating creditor have been applied to the payment of the Senior Debt in accordance with the provisions of this Agreement. As between Borrower and Subordinating Creditor, a payment or distribution applied to the payment of the senior Debt in accordance with the provisions of this Agreement which otherwise would have been made to Subordinating Creditor shall not be deemed a payment by Borrower on the Subordinated Indebtedness, it being understood that the subordination provisions of this Agreement are intended solely for the purpose of defining the relative rights of Subordinating Creditor, on the one hand, and Bank, on the other hand.

         13. Obligation of Borrower Unconditional. Nothing contained in this Agreement is intended to nor shall impair, as between Borrower, its creditors other than Bank and subordinating Creditor, the obligations of Borrower, which are absolute and unconditional, to pay to Subordinating Creditor the Subordinated Indebtedness as and when the same shall become due and payable in accordance with its terms, except as such obligations are modified by the rights confirmed hereunder in favor of Bank, or affect the relative rights of Subordinating Creditor and the creditors of Borrower other than Bank.

         14. Assignment of Subordinated Indebtedness. Subordinating Creditor agrees that until the Senior Debt has been paid in full and satisfied and the Loan Agreement has been terminated in writing, Subordinating Creditor will not assign, transfer or otherwise dispose of the Subordinated Indebtedness or any portion thereof unless such assignment, transfer or other disposition is made expressly subject to this Agreement and the transferee expressly acknowledges in a writing delivered to Bank and in form acceptable to it that the Subordinated Indebtedness is being sold subject to the terms of this Agreement.

         15. Subordination Non-Impaired. All rights and interests of Bank, and all agreements and obligations of subordinating Creditor hereunder, shall remain in full force and effect irrespective of: (a) any change in the time, manner, or place of payment of, or in any other term of, all or any of the Senior Debt; (b) any change, release or nonperfection of any collateral, or any release or amendment or waiver of or consent to the departure from, any guaranty for all or any of the senior Debt; or (c) any other circumstances which might otherwise constitute a defense available to, or a discharge of, Borrower in respect of the Senior Debt or Subordinating Creditor in respect or its obligations under this Agreement. The provisions of this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by Bank upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

         16. Waivers of Subordinating Creditor. All of the Senior Debt shall be deemed to have been made or incurred in reliance upon this Agreement, and Subordinating Creditor expressly waives all notice of acceptance by Bank of the subordination and other provisions of this Agreement, notice of the incurring of any Senior Debt from time to time under the Loan Agreement or otherwise and all other notices not specifically required pursuant to the terms of this Agreement or by law, and reliance by Bank upon the subordination and other agreements as herein provided. Subordinating Creditor agrees that Bank shall be entitled to manage and supervise its loans to borrower in accordance with its usual practices, modified from time to time as it deems appropriate under the circumstances. Subordinating Creditor agrees that Bank has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement or the collectability of the Senior Debt; and that Bank shall have no responsibility to Subordinating Creditor to advise it of information known to Bank regarding the financial condition of Borrower or of any circumstances bearing upon the risk of non-payment of the Senior Debt or any other indebtedness of Borrower.

         17. Waivers of Parties. No waiver shall be deemed to be made by any party of any of its rights hereunder, unless the same shall be in writing signed on behalf of such party, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of such party or the obligations of the other parties in any other respect at any other time.


         18. Agreements of Borrower. Borrower agrees that it will not pay any or the Subordinated Indebtedness except as this Agreement provides, and will be bound by all of the provisions of this Agreement, including, without limitation, the subrogation provisions of Section 12 hereof. In the event of a breach by Borrower of any of the provisions herein, all of the Senior Debt shall, without presentment, demand, protest or notice of any kind except as otherwise required by the Loan Agreement, become immediately due and payable unless Bank shall otherwise elect in writing.

         19. Notices. Any notice required to be given under this Agreement shall be sent by certified mail, postage prepaid, return receipt requested, overnight air courier or delivered by hand, and shall be deemed to have been received upon hand delivery, one (1) day after sending if sent by overnight air courier and three (3) days after mailing if sent by certified mail. Notices shall be addressed as follows:

         (a)      If to Borrower:                    Pluma, Inc.
                                                     800 West Fieldcrest Road
                                                     Eden, North Carolina  27288

         (b)      If to subordinating
                  Creditor:                          Glazier B.  Piland
                                                     113 Plantation Drive
                                                     Collinsvi1le, VA  24078

         (c)      If to Bank:                        First Union National Bank
                                                        of North Carolina
                                                     300 North Greene Street
                                                     P.O. Box 21965
                                                     Greensboro, NC  27420

Any party may change the address to which notices are to be given to it hereunder by giving notice of such change of address in conformity with the provisions hereof.

         20. Consent of Bank. In reliance on the terms and conditions of this Agreement, Bank hereby consents to the incurrence of the Subordinated Indebtedness by Borrower and to the execution by Borrower of the Subordinated Note and the Security Agreement Borrower agrees that for purposes of the Loan Agreement the Subordinated Indebtedness is excluded from Subordinated Debt (as defined in the Loan Agreement).

         21. Governing Law. This Agreement shall be interpreted, and the rights and liabilities of the parties' hereto determined, in accordance with the laws and decisions of the State of North Carolina.

         22. Parties. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective heirs, personal representatives, successors and assigns. The term "Borrower" as used herein shall also refer to the successors and assigns of Borrower, including, without limitation, a receiver, trustee, custodian or debtor in possession.


         23. Term of Agreement. This Agreement shall continue in full force and effect and shall be irrevocable by any party hereto until the earliest to occur of the following: (a) the parties hereto mutually agree in writing to terminate this Agreement, or (b) the Senior Debt is fully paid and satisfied and the Loan Agreement is terminated in writing.

         24. Section Titles. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

         25. Counterparts. In order to expedite the execution of this Agreement, this Agreement may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties under seal as of the day and year first above written.


                            (Signature of Glazier B. Piland appears here)(SEAL)
                                           Glazier B. Piland


                                            PLUMA, INC.

                                             By: (Signature appears here)

                                                   ____________ President
ATTEST:
(Signature appears here)
______________ Secretary


[CORPORATE SEAL]


                                               FIRST UNION NATIONAL BANK OF
                                               NORTH CAROLINA
ATTEST:

                                               By: (Signature appears here)
                                                       Vice President

(Signature appears here)
Assistant Secretary

[CORPORATE SEAL]

                                    EXHIBIT A
                                       TO
                             SUBORDINATION AGREEMENT

THE PAYMENT, PRIORITY AND ENFORCEMENT OF THIS NOTE ARE SUBORDINATE TO THE PAYMENT IN FULL AND RIGHTS OF FIRST UNION NATIONAL BANK OF NORTH CAROLINA AND/OR OTHER LENDERS OF THE MAKER HEREOF AS MORE SPECIFICALLY SET FORTH HEREIN AND THAT CERTAIN SUBORDINATION AGREEMENT OF EVEN DATE HEREWITH.

                                 PROMISSORY NOTE

                                                             January 28, 1994
$3,398,560.88                                                Winston-Salem, N.C.

         FOR VALUE RECEIVED, the undersigned promises to pay to Glazier B. Piland, or order, the principal amount of Three Million Three Hundred Ninety-eight Thousand Five Hundred Sixty and 88/100 Dollars ($3,398,560.88) with interest at the rate of five per cent (5%) pr annum. The principal unpaid balance of this Note, together with all interest which accrues hereon from time to time shall be payable in lawful money of the United States to Glazier B. Piland at 113 Plantation Drive, Collinsville, VA 24078, or such other places as the Noteholder may designate, said payment to be made as follows:

         Interest on the unpaid balance hereof shall be paid in quarterly installments beginning on May 1, 1994, with such payments continuing on each August 1, November 1, February 1, and May thereafter until the principal f this Note is paid in full.

         The principal amount of this Note shall be paid in four consecutive equal annual installments of Eight Hundred Forty-nine Thousand Six Hundred Forty and 22/100 Dollars ($849,640.22), beginning on January 31, 1995, and continuing on each January 31 thereafter until the principal amount of this Note is paid in full.

         In the event of default in payment of the principal balance or any interest payment due on this Note when it becomes due, or default under the terms of any instrument securing this Note, the unpaid balance and any past due interest on this Note will bear interest at the rate of nine percent (9%) per annum until paid, and the holder may, without notice, declare the remainder of the debt evidenced hereby at once due and payable.

         All parties to this Note, whether principal, surety, guarantor or endorsers, hereby waive presentment for payment, demand, protest and notice of dishonor, and all defenses on the ground of extension of time for the payment hereof, which may be given by the holder of the Note to them, or to anyone who has assumed the payment of this Note.

         Upon default the holder of this Note may employ an attorney to enforce the holder's rights and remedies and the maker, principal, surety, guarantor and endorsers of this Note hereby agree to pay to the holder reasonable attorney's fees, plus all other reasonable expenses incurred by the holder in exercising any of the holder's rights and remedies upon default under this Note or the Security Agreement.

         Further, this Note is secured by the pledge of common shares of Pluma, Inc. pursuant to a Security Agreement of event date herewith. The provisions of the Security Agreement are incorporated herein by reference.

         The payment, priority and enforcement of this Note are subject and subordinate to

         (i) the payment in full of, and the rights of First Union National Bank of North Carolina ("First Union") as more fully set forth in that certain Subordination Agreement of even date herewith by and among the Maker and Payee hereof and First Union (the "Subordination Agreement"); and

         (ii) the payment in full of any indebtedness of the maker to any lender who may refinance any portion of the indebtedness of the maker to First Union, and the rights of any such lender to receive payment or exercise any rights or remedies set forth in any loan documents evidencing such loan(s)

all as the same may be deferred, renewed, modified, or extended (the "Senior Indebtedness").

         The undersigned expressly agree to remain and continue bound for the payment of the principal amount provided for by the terms of this Note notwithstanding any extension or extensions of tie of, or for the payment of such principal, or any change or changes in the amount or amounts agreed to be paid under and by virtue of the obligation to pay the amount or amounts agreed to be paid under and by virtue of the obligation to pay provided for in this Note, or any change or changes by way of release or surrender of any collateral held as security for this Note and waive all and every kind of notice of such extension or extensions, change or changes and agree that the same may be made without the joinder of the undersigned.

         This note may be prepaid in whole or in part, at any time prior to the maturity date hereof, without penalty.

         The rights and remedies of the Holder as provided in this Note and the Security Agreement shall be cumulative and may be pursued singularly, successively, or together against the collateral described in the Security Agreement, in the sole discretion of the Holder. The failure to exercise any such right or remedy shall not be a waiver or release of such rights or remedies or the right to exercise any of them at another time.

         IN WITNESS WHEREOF, the undersigned have caused this Purchase Money Promissory Note to be executed as of the day and year first above written.

                                         PLUMA, INC.


                                          By: ______________________________
                                                    ___________ President



                                           Attest: __________________________
                                                      ___________ Secretary

                                                   [CORPORATE SEAL]